EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Jay S. Yoo, President and Chief Executive Officer, certify that:

1.	I have reviewed this Amendment to Annual Report on Form 10-K of Hanmi Financial Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2013	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

27